                                                                 Exhibit 99.1

                       [Ernst & Young LLP Letterhead]

ERNST & YOUNG LLP         One Oxford Centre               Phone: 412 644 7800
                          Pittsburgh, Pennsylvania 15219


         Report of Independent Auditors on Agreement With
                    U.S. Bank National Association

Audit Committee
PNC Bank Corp.

We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of PNC Bank Corp. and subsidiaries (including PNC Mortgage Securities Corp. (PNCMSC)) as of December 31, 1998, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended, and have issued our report thereon dated January 22, 1999.

In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between PNCMSC and U.S. Bank National Association (U.S. Bank), as listed for each series of certificates described in the accompanying schedule, insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

This report is intended solely for use by the audit committee, management, and U.S. Bank, acting as trustee or custodian, as applicable, and should not be used for any other purpose. However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks that are prepared by PNCMSC and filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedule.

                                      \s\Ernst & Young LLP
                                      --------------------

January 22, 1999


     Ernst & Young LLP is a member of Ernst & Young International, Ltd.


                     Schedule of Agreements With
                    U.S. Bank National Association
Description                                                 Sections
---------------------------------------------------------------------

PARTICIPATION AND SERVICING AGREEMENT, Participation          (a)
Certificates Conventional Residential Fixed Rate
Mortgage Loans, Series 1993-PA2b, Dated as of November
1, 1993

POOLING AND SERVICING AGREEMENT, $151,911,197.42, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through           3.04, 3.05,
Certificates, Series 1993-12, Cut-off Date:  December      3.11, 3.12,
1, 1993                                                    3.13

POOLING AND SERVICING AGREEMENT, $230,592,119.02, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through           3.04, 3.05,
Certificates, Series 1994-1 (Certificate Trust),           3.11, 3.12,
Mortgage Trust Pass-Through Certificates, Series           3.13
1994-1 (Mortgage Trust), Cut-Off Date: January 1, 1994.

POOLING AND SERVICING AGREEMENT, $139,416,667.25, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass Through           3.04, 3.05,
Certificates, Series 1994-2, Cut-Off Date:  April          3.11, 3.12,
1, 1994.                                                   3.13

POOLING AND SERVICING AGREEMENT, $293,549,022.70, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass Through           3.04, 3.05,
Certificates, Series 1994-3, Cut-Off Date: July            3.11, 3.12,
1, 1994.                                                   3.13

POOLING AND SERVICING AGREEMENT, $71,005,304.01, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass Through           3.04, 3.05,
Certificates, Series 1994-4, Cut-Off Date: August          3.11, 3.12,
1, 1994.                                                   3.13

PARTICIPATION AND SERVICING AGREEMENT, Dated as of             (a)
February 1, 1994, Series 1994 PA-1, Mortgage
Participation Certificates, Closing Date: February
18, 1994, Cut-Off Date:  February 1, 1994.

POOLING AND SERVICING AGREEMENT, $116,318,874.96, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through           3.04, 3.05,
Certificates, Series 1995-1, Cut-Off Date: February        3.11, 3.12,
1, 1995                                                    3.13

POOLING AND SERVICING AGREEMENT, $269,988,933.11, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through           3.04, 3.05,
Certificates, Series 1995-2 (Certificate Trust),           3.11, 3.12,
Mortgage Trust Pass-Through Certificates, Series           3.13
1995-2 (Mortgage Trust), Cut-Off Date: September
1, 1995

PARTICIPATION AND SERVICING AGREEMENT, Dated as of            (a)
June 1, 1995, Series 1995 PA-1, Mortgage
Participation Certificates, Closing Date: June 30,
1995, Cut-Off Date: June 1, 1995


                                   Page 1


                        Schedule of Agreements With
                 U.S. Bank National Association


Description                                                   Sections
-----------------------------------------------------------------------

PARTICIPATION AND SERVICING AGREEMENT, Dated as of             (a)
October 1, 1995, Series 1995 PA-2, Mortgage Participation
Certificates, Closing Date: October 31, 1995, Cut-Off
Date: October 1, 1995

POOLING AND SERVICING AGREEMENT, $68,101,510.34, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1995 PR-1, Cut-Off Date:  September    3.11, 3.12,
1, 1995                                                     3.13

POOLING AND SERVICING AGREEMENT, $79,829,153.84, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1995-3, Cut-Off Date: November         3.11, 3.12,
1, 1995                                                     3.13

POOLING AND SERVICING AGREEMENT, $86,542,998.26, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1996-2, Cut-Off Date: June 1, 1996     3.11, 3.12,
                                                            3.13

WHOLE LOAN CERTIFICATE SALE AND SERVICING AGREEMENT,            (a)
Dated as of January 1, 1996, Whole Loan Certificates,
Series 1996 PA-1, Closing Date:  January 31, 1996,
Cut-Off Date: January 1, 1996

PARTICIPATION AND SERVICING AGREEMENT, Dated as of              (a)
January 1, 1996, Mortgage Participation Certificates,
Series 1996 PA-2, Closing Date: January 31, 1996,
Cut-Off Date: January 1, 1996

PARTICIPATION AND SERVICING AGREEMENT, Dated as of              (a)
February 1, 1996, Mortgage Participation Certificates,
Series 1996 PA-5, Closing Date: February
26, 1996, Cut-off Date: February 1, 1996

PARTICIPATION AND SERVICING AGREEMENT, Dated as of              (a)
March 1, 1996, Mortgage Participation Certificates,
Series 1996 PA-6, Closing Date: March 29,
1996, Cut-off Date: March 1, 1996

SALE AND SERVICING AGREEMENT, Dated as of October               (a)
1, 1996, Mortgage Ownership Certificates, Series
1996 PA-10, Closing Date: October 24, 1996, Cut-off Date:
October 1, 1996

POOLING AND SERVICING AGREEMENT, $174,193,827.06, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1996-3 and Mortgage Trust Pass-        3.11, 3.12,
Through Certificates, Series 1996-3, Cut-Off Date:          3.13
November 1, 1996.


                                 Page 2


                Schedule of Agreements With
               U.S. Bank National Association

Description                                                  Sections
----------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $146,707,211.48, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1996-4, First Level Mortgage           3.11, 3.12,
Pass-Through Certificates, Series 1996-4, and Mortgage      3.13
Trust Pass-Through Certificates, Series 1996-4, Cut-Off
Date: December 1,   1996.

POOLING AND SERVICING AGREEMENT, $148,501,921.58, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-1, Cut-Off Date: January 1,       3.11, 3.12,
1997.                                                       3.13

POOLING AND SERVICING AGREEMENT, $511,030,337.02, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-3, Cut-Off Date: April 1, 1997.   3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $292,197,087.18, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-4, First Level Mortgage Pass-     3.11, 3.12,
Through Certificates, Series 1997-4, and Mortgage Trust     3.13
Pass-Through Certificates, Series 1997-4, Cut-Off Date:
June 1, 1997.

POOLING AND SERVICING AGREEMENT, $350,143,810.79, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-5, Cut-Off Date:                  3.11, 3.12,
September 1, 1997.                                          3.13

POOLING AND SERVICING AGREEMENT, $177,376,357.45, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-2, Cut-Off Date: February         3.11, 3.12,
1, 1997.                                                    3.13

POOLING AND SERVICING AGREEMENT, $30,964,111.77, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-PR-1 and Mortgage Trust Pass-     3.11, 3.12,
Through Certificates, Series 1997-PR-1, Cut-Off Date:       3.13
June 1, 1997.

POOLING AND SERVICING AGREEMENT, $695,684,820, PNC          3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1997-6, Cut-Off Date: September        3.11, 3.12,
1, 1997.                                                    3.13

POOLING AND SERVICING AGREEMENT, $937,999,464.84, CMC       3.02, 3.03,
Securities Corporation IV as Depositor and PNC Mortgage     3.04, 3.05,
Securities Corp., Mortgage Pass-Through Certificates,       3.11, 3.12,
Series 1997-2, Cut-Off Date: October 1, 1997.               3.13


                               Page 3


                      Schedule of Agreements With
                     U.S. Bank National Association

Description                                                Sections
--------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $836,949,642.78, PNC     3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1997-8, Cut-Off Date: November       3.11, 3.12,
1, 1997.                                                  3.13

POOLING AND SERVICING AGREEMENT, $1,205,643,341.83, PNC   3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-1, (Certificate Trust),         3.11, 3.12,
Mortgage Pass-Through Certificates, Series 1998-1         3.13
(Mortgage Trust), Group V Trust Pass-Through
Certificates, Series 1998-1 (Group V Trust), Cut-Off
Date: January 1, 1998

POOLING AND SERVICING AGREEMENT, $1,054,279,136.84, PNC   3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-2, Cut-Off Date: February 1,    3.11, 3.12,
1998                                                      3.13

POOLING AND SERVICING AGREEMENT, $492,968,487.79, PNC     3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-3, Cut-Off Date: March 1, 1998  3.11, 3.12,
                                                          3.13

POOLING AND SERVICING AGREEMENT, $836,031,000.63, PNC     3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-4, Cut-Off Date: April 1, 1998  3.11, 3.12,
                                                          3.13

POOLING AND SERVICING AGREEMENT, $1,119,809,454.60, PNC   3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-5, Cut-Off Date: June 1, 1998   3.11, 3.12,
                                                          3.13

POOLING AND SERVICING AGREEMENT, $941,873,426, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
Certificates, Series 1998-6, Cut-Off Date: July 1, 1998   3.11, 3.12,
                                                          3.13

(a) Servicing in compliance with the terms of this agreement.


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